                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                October 1, 1997



                       BANKERS TRUST NEW YORK CORPORATION
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)



           NEW YORK              NO. 1-5920       NO. 13-6180473
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 (State or Other Jurisdiction    (Commission      (IRS Employer
       of Incorporation)        File Number)   Identification No.)

       130 LIBERTY STREET
       NEW YORK, NEW YORK                             10006
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(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code: (212) 250-2500
                                                    --------------


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.                    OTHER EVENTS.

          On October 1, 1997, Bankers Trust New York Corporation, a New York corporation (the "Corporation"), entered into a Distribution Agreement, dated October 1, 1997 (the "Distribution Agreement"), between the Corporation and Lehman Brothers Inc., BT Alex. Brown Incorporated, Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and Smith Barney Inc., pursuant to which the Corporation may offer from time to time its Senior Medium-Term Notes, Series A, and Subordinated Medium-Term Notes, Series A (collectively, the "Notes"), at an aggregate initial offering price not to exceed U.S.$2,000,000,000, or the equivalent thereof in foreign currencies or currency units.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     1.1  Distribution Agreement.

     4.1  Form of Senior Fixed Rate Note.

     4.2  Form of Senior Floating Rate Note.

     4.3  Form of Subordinated Fixed Rate Note.

     4.4  Form of Subordinated Floating Rate Note.

     4.5 Second Supplemental Indenture, dated as of October 1, 1997, between the Corporation and the Chase Manhattan Bank.

     4.6 Second Supplemental Indenture, dated as of October 1, 1997, between the Corporation and Marine Midland Bank.

     8.1  Opinion of Jules S. Goodman, Esq.

     23.1 Consent of Jules S. Goodman, Esq. (included in exhibit 8.1).

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BANKERS TRUST NEW YORK CORPORATION




Date:  October 1, 1997                  By: /s/ James T. Byrne, Jr.
                                            ----------------------------
                                        Name: James T. Byrne, Jr.
                                        Title:  Secretary

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